UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2012

PepsiCo, Inc.

(Exact Name of Registrant

as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road

Purchase, New York 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

PepsiCo, Inc. (“PepsiCo” or the “Company”) held its Annual Meeting of Shareholders on May 2, 2012. For more information on the following proposals, see PepsiCo’s proxy statement dated March 23, 2012, the relevant portions of which are incorporated herein by reference. Below are the final voting results.

(1) The following 12 persons were elected to serve as directors of PepsiCo:

Nominee	For	Against	Abstain	Broker Non-Votes
Shona L. Brown	1,060,299,571	10,050,130	5,706,287	236,299,924
Ian M. Cook	1,061,097,595	9,422,459	5,535,934	236,299,924
Dina Dublon	1,059,922,462	10,405,769	5,727,757	236,299,924
Victor J. Dzau, MD	1,053,107,518	17,269,268	5,679,202	236,299,924
Ray L. Hunt	1,051,984,412	18,484,187	5,587,389	236,299,924
Alberto Ibargüen	1,053,496,514	16,402,450	6,157,024	236,299,924
Indra K. Nooyi	1,027,650,705	40,397,990	8,007,293	236,299,924
Sharon Percy Rockefeller	1,051,124,645	19,537,125	5,394,218	236,299,924
James J. Schiro	1,057,316,590	13,128,609	5,610,789	236,299,924
Lloyd G. Trotter	1,055,771,201	14,586,150	5,698,637	236,299,924
Daniel Vasella, MD	1,056,788,219	13,580,486	5,687,283	236,299,924
Alberto Weisser	1,053,158,172	17,128,070	5,769,746	236,299,924

(2) The shareholders ratified the appointment of KPMG LLP as the Independent Registered Public Accounting Firm for the Company for fiscal year 2012:

For	1,292,861,549
Against	13,514,835
Abstain	5,979,528

(3) Advisory vote on the Company’s executive compensation:

For	991,246,289
Against	75,446,779
Abstain	9,362,920
Broker Non-Votes	236,299,924

(4) The shareholders re-approved the performance measures in the Company’s 2007 Long-Term Incentive Plan:

For	951,983,100
Against	106,882,219
Abstain	17,190,669
Broker Non-Votes	236,299,924

(5) The shareholder proposal requesting a lobbying practices report was defeated:

For	71,096,765
Against	927,523,754
Abstain	77,435,469
Broker Non-Votes	236,299,924

(6) The shareholder proposal requesting the formation of a risk oversight committee was defeated:

For	39,312,442
Against	1,000,215,659
Abstain	36,527,887
Broker Non-Votes	236,299,924

(7) The shareholder proposal regarding a policy that the Chairman of the Board should be an independent director was defeated:

For	476,553,585
Against	590,662,227
Abstain	8,840,176
Broker Non-Votes	236,299,924

Item 8.01.	Other Events.

On May 1, 2012, the Board of Directors of PepsiCo declared a quarterly dividend of $0.5375 payable June 29, 2012, to shareholders of record on June 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: May 4, 2012

By:	/s/ Maura Abeln Smith
Name:	Maura Abeln Smith
Title:	Executive Vice President, PepsiCo General Counsel, Public Policy & Government Affairs, and Corporate Secretary